Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of FleetCor Technologies, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 12th day of February 2013.

SUMMIT PARTNERS, L.P. By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS VI (GP), LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS VI (GP), L.P. By: Summit Partners VI (GP), LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

SUMMIT VENTURES VI-A, L.P.

By: Summit Partners VI (GP), L.P.,
its general partner

By: Summit Partners VI (GP), LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

By:	*	By:	*
	Member		Member

SUMMIT VENTURES VI-B, L.P.

By: Summit Partners VI (GP), L.P.,
its general partner

By: Summit Partners VI (GP), LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

SUMMIT VI ADVISORS FUND, L.P.

By: Summit Partners VI (GP), L.P.,
its general partner

By: Summit Partners VI (GP), LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

By:	*	By:	*
	Member		Member

SUMMIT VI ENTREPRENEURS FUND, L.P.

By: Summit Partners VI (GP), L.P.,
its general partner

By: Summit Partners VI (GP), LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

SUMMIT INVESTORS VI, L.P.

By: Summit Partners VI (GP), L.P.,
its general partner

By: Summit Partners VI (GP), LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

By:	*	By:	*
	Member		Member

STAMPS, WOODSUM & CO. IV By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS SD II, LLC By: Stamps, Woodsum & Co. IV, its managing member By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT SUBORDINATED DEBT FUND II, L.P.

By: Summit Partners SD II, LLC, its
general partner

By: Stamps, Woodsum & Co. IV, its
managing member

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

SUMMIT PARTNERS PE VII, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS PE VII, L.P. By: Summit Partners PE VII, LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

SUMMIT PARTNERS PRIVATE
EQUITY FUND VII-A, L.P.

By: Summit Partners PE VII, L.P., its
general partner

By: Summit Partners PE VII, LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS PRIVATE
EQUITY FUND VII-B, L.P.

By: Summit Partners PE VII, L.P., its
general partner

By: Summit Partners PE VII, LLC,
its general partner

By: Summit Partners, L.P., its
managing member

By: Summit Master Company, LLC,
its general partner

SUMMIT INVESTORS MANAGEMENT, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT INVESTORS I, LLC By: Summit Investors Management, LLC, its manager By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT INVESTORS I (UK), L.P. By: Summit Investors Management, LLC, its manager By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

		* By:	/s/ Robin W. Devereux
Robin W. Devereux Power of Attorney**

**	Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are filed as Exhibit 2 to the report on Schedule 13G filed by the reporting persons on February 8, 2011 for the year ended December 31, 2010, and are hereby incorporated by reference.